UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
January 10, 2020
___________________________________
Zscaler, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware	001-38413	26-1173892
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 Holger Way
San Jose, California 95134

(Address of principal executive offices and zip code)

(408) 533-0288

(Registrant's telephone number, including area code)
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, $0.001 Par Value	ZS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On January 10, 2020, Zscaler, Inc. (the “Company”) held its annual meeting of stockholders. The matters voted upon at the meeting and the final vote with respect to each such matter, as certified by the Inspector of Election for the annual meeting, are set forth below:

(1)
Election of Directors. Each of the following nominees was elected to serve as a Class II director, to hold office until the Company’s 2022 annual meeting of stockholders or until their successors are elected and qualified, subject to their earlier death, resignation or removal based on the following voting results:

Nominees	For	Withheld	Broker Non-Votes
Andrew Brown	84,170,269	5,330,308	25,335,946
Scott Darling	82,193,344	7,307,233	25,335,946
David Schneider	88,070,912	1,429,665	25,335,946

(2)
Ratification of Appointment of Independent Registered Public Accounting Firm. The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2020 was ratified based on the following voting results:

For	Against	Abstain	Broker Non-Votes
114,126,563	323,567	386,393	0

(3)
Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation. The stockholders of the Company indicated, on a non-binding advisory basis, their preference for one year as the frequency of holding future non-binding advisory votes on the compensation of the Company’s named executive officers based on the following voting results:

One Year	Two Years	Three Years	Abstain
89,050,487	40,868	62,515	346,707
Consistent with the recommendation of the Board of Directors and based on these results, the Company will conduct future non-binding advisory votes on the compensation of the Company’s named executive officers every year. This policy will remain in effect until the next non-binding advisory stockholder vote on the frequency of non-binding advisory votes on the compensation of the Company’s named executive officers, expected to be held at the Company's 2025 annual meeting of stockholders.
Item 8.01 Other Events.
On January 14, 2020, the Company issued a press release announcing the dismissal with prejudice of all patent lawsuits filed by Symantec Corporation against the Company. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated January 14, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zscaler, Inc.

January 15, 2020	/s/	Robert Schlossman
Robert Schlossman
Chief Legal Officer